DAG MEDIA Inc.

Contact:
Assaf Ran, CEO
Yael Shimor-Golan, CFO
(718) 520-1000 SOURCE: DAG Media, Inc.

      DAG Media, Inc. Reports First Quarter Consolidated Financial Results

NEW YORK, May 13, 2003 /PRNewswire/ -- DAG Media Inc. (Nasdaq: DAGM - news)

      Dag Media, Inc., a leading independent publisher of print and online Yellow page directories, announced today that consolidated net advertising revenue for the quarter ended March 31, 2003 was $2,162,000, versus $1,575,000 for the same period last year, an increase of $587,000 or 37.27%. The increase resulted primarily from the increased sales of the Jewish Israeli Yellow Pages, which accounts for the majority of the first quarter recognized revenues. Cash and cash equivalents increased by $148,000 to $7,108,000 or $2.43 per share versus the same period last year. As of March 31, 2003 the Company also reported current assets of $12,417,524,total assets of $13,648,610, total shareholders' equity of $7,052,107 and deferred revenues of $5,023,462.

      DAG Media Chairman of board and Chief Executive Officer Assaf Ran remarked,"Our perseverance and tenacity are beginning to be reflected in our performance. I praise our sales force for the current results, and hope to achieve the challenges we have set for 2003."

DAG Media publishes and distributes three yellow page directories in print as well as photography and illustration directories. We also operate several web sites that complement our directories at http://www.newyellow.com and at http://www.blackbook.com.

Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the Company's products, increased levels of competition, new products introduced by competitors, changes in the rates of subscriber acquisition and retention, and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission.

                               - Tables Follow -

                                 DAG MEDIA, INC.
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003
                                   (Unaudited)

Assets
Current assets:
Cash and cash equivalents                                                $    373,685
Marketable securities                                                       6,734,019
                                                                         ------------
             Total cash and cash equivalents and Marketable securities      7,107,704
Trade accounts receivable, net of allowance for doubtful accounts of
$856,000                                                                    2,795,360
Directories in progress                                                     1,941,612
Deferred tax assets                                                           439,536
Other current assets                                                          133,312
                                                                         ------------
         Total current assets                                              12,417,524
                                                                         ------------

Fixed assets, net of accumulated depreciation of $ 206,027                    268,857
Goodwill                                                                      458,131
Trademarks and other intangibles, net                                         451,919
Other assets                                                                   52,179
                                                                         ------------
         Total assets                                                    $ 13,648,610
                                                                         ============
Liabilities and Shareholder's Equity
Current liabilities:
Accounts payable and accrued expenses                                    $    440,631
Accrued commissions and commissions payable                                   793,772
Advanced billing for unpublished directories                                5,023,462
Income tax payable                                                            318,023
                                                                         ------------
           Total current liabilities                                        6,575,888
                                                                         ------------
Deferred tax liabilities                                                       20,616
                                                                         ------------
Shareholders' equity:
Preferred shares -$0.01 par value; 5,000,000 shares authorized;
no shares issued                                                                   --
Common shares - $0.001 par value; 25,000,000 shares authorized;
2,996,190 issued and 2,927,460 outstanding                                      2,996
Additional paid-in capital                                                  7,973,129
Treasury stock, at cost-68,730 shares                                        (231,113)
Deferred Compensation                                                         (94,645)
Accumulated other comprehensive income                                         14,337
Accumulated deficit                                                          (612,597)
                                                                         ------------
         Total shareholders' equity                                         7,052,107
                                                                         ------------
         Total liabilities and shareholders' equity                      $ 13,648,610
                                                                         ============

                                 DAG MEDIA, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                           2003           2002
                                                                           ----           ----
Advertising revenues                                                   $ 2,161,876    $ 1,574,533
Publishing costs                                                           337,789        216,523
                                                                       -----------    -----------
         Gross profit                                                    1,824,087      1,358,010
Operating costs and expenses:
         Selling expenses                                                1,025,219        450,063
         General and administrative                                        720,372        656,229
                                                                       -----------    -----------
         Total operating costs and expenses                              1,745,591      1,106,292
                                                                       -----------    -----------
         Income from operation                                              78,496        251,718
Total other income, net                                                     55,200         70,818
                                                                       -----------    -----------

Earnings before provisions for
Income taxes and cumulative effect of change in accounting principle       133,696        322,536
Provision for income taxes                                                 (67,657)      (154,862)
                                                                       -----------    -----------
         Earnings before cumulative effect of change in
accounting principal                                                        66,039        167,674

Cumulative effect of change in accounting principle,                            --       (895,000)
                                                                       -----------    -----------
Net Income (loss)                                                      $    66,039    $  (727,326)
                                                                       ===========    ===========
Net income (loss) per common share:
Basic and diluted-
Income before cumulative effect of change in accounting principle      $      0.02    $      0.06
Cumulative effect of change in accounting principle                             --          (0.31)
                                                                       -----------    -----------
Net income (loss) per common share                                     $      0.02    $     (0.25)
                                                                       ===========    ===========
Outstanding
  - Basic                                                                2,927,460      2,911,793
  - Diluted                                                              2,947,363      2,911,950